UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2006

OMEGA FLEX, INC.

(Exact name of registrant as specified in charter)

Pennsylvania	000-51372	23-1948942
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

451 Creamery Way,

Exton, Pennsylvania, 19341

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (610) 524-7272

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS - This report and the exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and the Quarterly Report on Form 10-Q for the period ended June 30, 2006.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 6, 2006, Omega Flex, Inc. (the “Company”) issued a press release regarding the Stipulation and Settlement Agreement between the Class Representatives and Class Counsel and the Company and all of the other defendants in the lawsuit titled “Berry, et al. v. Titeflex, Inc., et al.” that was filed on September 5, 2006 in the Arkansas Circuit Court in Clark County, settling all of the allegations set forth in the lawsuit. The lawsuit relates to the Company’s corrugated stainless steel tubing products used in fuel gas applications.

The Settlement Agreement provides (a) a release of all claims brought by Class Representatives for themselves and for the class against the defendants in the lawsuit, (b) notice to the class of the settlement and a remedial program for all class members, (c) certain marketing measures by the defendants, and (d) payment of attorneys’ fees to the Class Counsel. The foregoing summary is qualified in its entirety by the Stipulation and Settlement Agreement incorporated herein as Exhibit 99.2.

The Settlement Agreement is subject to preliminary approval by the Circuit Court, notice to the class of the action, and final approval by the Circuit Court after hearings on the fairness of the settlement. It is expected that the notice to the class and final court approval will not be complete before the end of the calendar year.

A copy of the press release is attached hereto as Exhibit 99.1.

A copy of the Stipulation and Settlement Agreement is attached hereto as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	none
(b)	none
(c)	none
(d)	The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit 99.1 – Press Release

Exhibit 99.2 – Stipulation and Settlement Agreement

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OMEGA FLEX, INC.
(Registrant)

OMEGA FLEX, INC.
(Registrant)

Date: September 6, 2006	By: /s/ E. Lynn Wilkinson_____________
E. Lynn Wilkinson
Vice President – Finance
(Principal Financial and Accounting Officer)

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